================================================================================

                            SERIES 2007-A SUPPLEMENT
                           Dated as of March 29, 2007

                                      among

                 TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST,
                                    as Issuer

                         TEXTRON FINANCIAL CORPORATION,

                                   as Servicer

                                       and

                              THE BANK OF NEW YORK,
                              as Indenture Trustee

                                       to

                         AMENDED AND RESTATED INDENTURE
                            Dated as of May 26, 2005

                                     between

                 TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST,
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,
                              as Indenture Trustee

                        ---------------------------------

                  TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST
                               SERIES 2007-A NOTES

================================================================================

                                                        Series 2007-A Supplement

                                                            ARTICLE I

Definitions......................................................................................................             1

         Section 1.01  Definitions...............................................................................             1

                                                           ARTICLE II

Creation of the Series 2007-A Notes..............................................................................            10

         Section 2.01  Designation...............................................................................            10
         Section 2.02  Form, Execution, Authentication and Delivery of Series 2007-A Notes.......................            10
         Section 2.03  Regulation S Permanent Book-Entry Notes...................................................            11
         Section 2.04  Class C Notes; Transfer Restrictions......................................................            11

                                                           ARTICLE III

Servicing Fee....................................................................................................            12

         Section 3.01  Servicing Compensation....................................................................            12

                                                            ARTICLE IV

Rights of Series 2007-A Noteholders and Allocation and Application of Collections................................            12

         Section 4.01  Daily Allocations; Payments to Residual Interestholder....................................            12
         Section 4.02  Monthly Interest..........................................................................            13
         Section 4.03  Determination of Monthly Principal........................................................            14
         Section 4.04  Establishment of Accounts.................................................................            15
         Section 4.05  Application of Collections................................................................            15
         Section 4.06  Distributions to Series 2007-A Noteholders................................................            17
         Section 4.07  Investor Charge-Offs......................................................................            17
         Section 4.08  Excess Funding Account....................................................................            17
         Section 4.09  Reallocated Principal Collections.........................................................            17
         Section 4.10  Excess Non-Principal Collections..........................................................            18
         Section 4.11  Excess Principal Collections..............................................................            18
         Section 4.12  Reserve Account...........................................................................            18
         Section 4.13  Investment of Amounts on Deposit in Series Accounts.......................................            19
         Section 4.14  Controlled Accumulation Period............................................................            19
         Section 4.15  Determination of LIBOR....................................................................            19

                                                            ARTICLE V

Distributions and Reports to Series 2007-A Noteholders...........................................................            20

         Section 5.01  Distributions.............................................................................            20

                                                        Series 2007-A Supplement

         Section 5.02  Reports and Statements to Series 2007-A Noteholders.......................................            20

                                                            ARTICLE VI

Early Amortization Events........................................................................................            21

         Section 6.01  Additional Early Amortization Events......................................................            21
         Section 6.02  Recommencement of the Revolving Period....................................................            22

                                                           ARTICLE VII

Optional Purchase................................................................................................            22

         Section 7.01  Optional Purchase.........................................................................            22

                                                           ARTICLE VIII

Final Distributions..............................................................................................            23

         Section 8.01  Acquisition of Notes Pursuant to Section 10.1 of the Indenture; Distributions pursuant to
                       Section 7.01 of this Series Supplement or Section 5.4 of the Indenture.................               23
         Section 8.02  Series Termination........................................................................            23

                                                            ARTICLE IX

Other Series Provisions..........................................................................................            24

         Section 9.01  Additional Covenants......................................................................            24
         Section 9.02  Tax Treatment of the Series 2007-A Notes..................................................            24
         Section 9.03  Supplemental Indentures...................................................................            24
         Section 9.04  Waiver of Past Defaults...................................................................            24
         Section 9.05 Restrictions on Transfer...................................................................            24

                                                            ARTICLE X

Miscellaneous Provisions.........................................................................................            26

         Section 10.01  Ratification of Agreement................................................................            26
         Section 10.02  Counterparts.............................................................................            26
         Section 10.03  GOVERNING LAW............................................................................            26

                                                        Series 2007-A Supplement

EXHIBITS

Exhibit A-1       Form of Class A Note

Exhibit A-2       Form of Class B Note

Exhibit A-3       Form of Class C Note

Exhibit B         [Reserved]

Exhibit C         Form of Regulation S Certificate

Exhibit D         Form of Regulation S Book-Entry Note to U.S. Restricted
                  Book-Entry Note Transfer Certificate

Exhibit E         Form of U.S. Restricted Book-Entry Note to Regulation S
                  Book-Entry Note Transfer Certificate

                                                        Series 2007-A Supplement

     SERIES SUPPLEMENT, dated as of March 29, 2007 (as amended from time to time, this "Series Supplement") between TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST (the "Issuer" or the "Trust"), TEXTRON FINANCIAL CORPORATION (the "Servicer") and THE BANK OF NEW YORK, as Indenture Trustee (as indenture trustee and not in its individual capacity, the "Indenture Trustee") to the Amended and Restated Indenture, dated as of May 26, 2005, between the Issuer and the Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture").

     Section 2.1 of the Indenture provides that the Issuer may from time to time issue one or more new Series of Investor Interests. The Principal Terms of any new Series of Investor Interests are to be set forth in a Series Supplement. Pursuant to this Series Supplement, the Issuer and the Indenture Trustee shall create the Series 2007-A Notes and specify the Principal Terms thereof. The Servicer is acknowledging this Series Supplement to agree to the terms hereof applicable to the Servicer. The parties hereto acknowledge that the Issuer is not a separate entity for tax purposes and that the overall transaction is being structured so that the Class A Notes and Class B Notes, if held by Persons other than the Seller, will be characterized as debt for federal income tax purposes.

                                    ARTICLE I

                                   Definitions

     Section 1.01 Definitions. (a) Whenever used in this Series Supplement, the following words and phrases have the following meanings.

     "Agreement" means the Amended and Restated Sale and Servicing Agreement, dated as of May 26, 2005, among Textron Financial Corporation, as Servicer, Textron Receivables Corporation III, as Seller, the Indenture Trustee and Textron Financial Floorplan Master Note Trust, as amended, restated, supplemented or otherwise modified from time to time.

     "Allocable Defaulted Amount" means for any Collection Period, the product of (a) the average daily Series 2007-A Allocation Percentage for that Collection Period and (b) the Defaulted Amount for that Collection Period (after giving effect to any allocation of a portion of the Defaulted Amount to the Residual Interestholder pursuant to Section 4.2 of the Agreement).

     "Allocable Miscellaneous Payments" means, with respect to any day, an amount equal to the product of (i) the Series 2007-A Allocation Percentage for such day and (ii) Miscellaneous Payments on such day.

     "Allocable Non-Principal Collections" means, with respect to any day, an amount equal to the product of (i) the Series 2007-A Allocation Percentage for such day and (ii) the aggregate amount of Non-Principal Collections deposited in the Collection Account on such day (after giving effect to any allocation of a portion of Non-Principal Collections to the Residual Interestholder pursuant to
Section 4.2 of the Agreement).

     "Allocable Principal Collections" means, with respect to any day, an amount equal to the product of (i) the Series 2007-A Allocation Percentage for such day and (ii) the aggregate amount of Principal Collections deposited in the Collection Account on such day (after giving effect to any allocation of a portion of Principal Collections to the Residual Interestholder pursuant to
Section 4.2 of the Agreement).

     "Available Investor Non-Principal Collections" means, with respect to any Payment Date, the Investor Non-Principal Collections for the related Collection Period.

                                                        Series 2007-A Supplement

     "Available Investor Principal Collections" means, with respect to any Payment Date, the sum of the Investor Principal Collections for the related Collection Period and the amount, if any, of Available Investor Non-Principal Collections and Investment Proceeds allocated to cover the Investor Defaulted Amount, Investor Dilution Amount or to reverse Investor Charge-Offs on such Payment Date.

     "Available Reserve Account Amount" means, with respect to any Payment Date, an amount equal to the lesser of (a) the amount on deposit in the Reserve Account (exclusive of Investment Proceeds on such date and before giving effect to any deposit to, or withdrawal from, the Reserve Account made or to be made with respect to such date) and (b) the Required Reserve Account Amount, in each case on such Payment Date.

     "Base Rate" means, with respect to any Determination Date, a fraction (expressed as a percentage (annualized)), the numerator of which is the sum of
(a) the amount of interest on the Class A Notes and the Class B Notes due on the related Payment Date plus (b) the Investor Monthly Servicing Fee due on the related Payment Date, and the denominator of which is the Outstanding Amount of the Series 2007-A Notes as of the beginning of the related Collection Period.

     "Class A Additional Interest" has the meaning specified in Section 4.02(a).

     "Class A Interest Rate" means, with respect to any Interest Period, LIBOR as determined on the LIBOR Determination Date plus 0.06% per annum; provided that with respect to the first Interest Period following the Closing Date, the Class A Interest Rate shall be 5.38708%.

     "Class A Interest Shortfall" has the meaning specified in Section 4.02(a).

     "Class A Monthly Interest" has the meaning specified in Section 4.02(a).

     "Class A Note" has the meaning specified in Section 2.01(a).

     "Class A Noteholder" means any Holder of a Class A Note, and "Class A Noteholders" means the Holders of the Class A Notes.

     "Class A Note Principal Balance" means, on any date of determination, an amount equal to (a) $526,500,000, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

     "Class B Additional Interest" has the meaning specified in Section 4.02(b).

     "Class B Interest Rate" means, with respect to any Interest Period, LIBOR as determined on the LIBOR Determination Date plus 0.21% per annum; provided that with respect to the first Interest Period following the Closing Date, the Class B Interest Rate shall be 5.53708%.

     "Class B Interest Shortfall" has the meaning specified in Section 4.02(b).

     "Class B Monthly Interest" has the meaning specified in Section 4.02(b).

     "Class B Note" has the meaning specified in Section 2.01(a).

     "Class B Noteholder" means any Holder of a Class B Note, and "Class B Noteholders" means the Holders of the Class B Notes.

                                                        Series 2007-A Supplement

     "Class B Note Principal Balance" means, on any date of determination, an amount equal to (a) $23,500,000, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

     "Class C Note" has the meaning specified in Section 2.01(a).

     "Class C Noteholder" means any Holder of a Class C Note, and "Class C Noteholders" means the Holders of the Class C Notes.

     "Class C Note Principal Balance" means, on any date of determination, an amount equal to (a) $38,250,000, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

     "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme.

     "Closing Date" means March 29, 2007.

     "Control Investors" means (i) Class A Noteholders and Class B Noteholders representing at least a majority of the Outstanding Amount of the Class A Notes and Class B Notes, voting together, and (ii) from and after the payment in full of the Class A Notes and the Class B Notes, Class C Noteholders representing at least a majority of the Outstanding Amount of the Class C Notes. For purposes of clause (i) above, any Class A Notes or Class B Notes owned or beneficially owned by the Seller or its Affiliates will be disregarded and deemed not Outstanding.

     "Controlled Accumulation Date" means August 1, 2009, subject to adjustment pursuant to Section 4.14.

     "Controlled Accumulation Period" means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Accumulation Date and ending on the earliest to occur of (a) the commencement of the Early Amortization Period, (b) the Series 2007-A Stated Maturity Date, and (c) the date on which the Outstanding Amount of the Series 2007-A Notes has been reduced to zero.

     "Controlled Accumulation Period Length" is defined in Section 4.14.

     "Distribution Compliance Period" has the meaning specified in Section 2.03.

     "Early Amortization Event" means any Early Amortization Event specified in
Section 5.17 of the Indenture, together with any additional Early Amortization Event specified in Section 6.01 of this Series Supplement.

     "Early Amortization Period" means a period beginning on the date on which an Early Amortization Event specified in Section 5.17 of the Indenture or
Section 6.01 of this Series Supplement shall have occurred with respect to the Series 2007-A Notes and terminating on the earliest of: (a) the payment in full of the outstanding principal amount of and all accrued and unpaid interest on the Series 2007-A Notes; and (b) the Series 2007-A Stated Maturity Date. Notwithstanding anything to the contrary in this Series Supplement, an Early Amortization Period that commences before the scheduled end of the Revolving Period shall be terminated, and the Revolving Period may recommence, if the Rating Agency Condition is satisfied and the Control Investors consent thereto.

                                                        Series 2007-A Supplement

     "Enhancement Trigger Event" means the occurrence of any of the following event(s): (a)(i) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 14% for the Determination Dates falling in February through May, less than 16% for the Determination Date falling in June, less than 18% for the Determination Dates falling in July through October or less than 16% for the Determination Dates falling in November through January or (ii) on any Determination Date, the Portfolio Yield is less than the sum of the Base Rate plus 1.00% or (b) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 13% for the Determination Dates falling in February through May, less than 15% for the Determination Date falling in June, less than 17% for the Determination Dates falling in July through October or less than 15% for the Determination Dates falling in November through January.

     "Enhancement Trigger Period" means a period beginning on the date on which an Enhancement Trigger Event shall have occurred and terminating on the date on which no Enhancement Trigger Event shall be continuing; provided that if the Early Amortization Period has commenced during the continuance of an Enhancement Trigger Period, such Enhancement Trigger Period shall be deemed to be continuing during the Early Amortization Period.

     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

     "Expected Principal Payment Date" means the Payment Date in March 2010.

     "Final Payment Date" means the earlier of (i) the Series 2007-A Stated Maturity Date and (ii) the first Payment Date on which, after giving effect to all payments to be made on that Payment Date, the outstanding principal amount of the Series 2007-A Notes will be paid in full.

     "Fixed Allocation Percentage" means, with respect to any day, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period, and the denominator of which is the product of the Series 2007-A Allocation Percentage for the day for which the Fixed Allocation Percentage is being calculated times the greater of (A) the sum of (x) the Net Pool Balance as of the most recent Reset Date and (y) the Series 2007-A Excess Funding Amount at the end of such most recent Reset Date and (B) the sum of the numerators used to calculate the allocation percentage for all outstanding Series of Investor Interests as of the date of determination.

     "Floating Allocation Percentage" means, with respect to any day, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the most recent Reset Date and the denominator of which is the product of the Series 2007-A Allocation Percentage for the day for which the Floating Allocation Percentage is being calculated times the greater of (A) the sum of (x) the Net Pool Balance as of the most recent Reset Date and (y) the Excess Funding Amount at the end of such most recent Reset Date and (B) the sum of the numerators used to calculate the allocation percentage for all outstanding Series of Investor Interests as of the date of determination.

     "Group One" means Series 2005-A, Series 2006-A, Series 2007-A and each other outstanding Series hereafter specified in the related Series Supplement to be included in Group One.

     "Indenture" has the meaning set forth in the recitals to this Series Supplement.

     "Indenture Trustee" has the meaning set forth in the recitals to this Series Supplement.

                                                        Series 2007-A Supplement

     "Initial Invested Amount" means, with respect to the Series 2007-A Notes, $588,250,000, $526,500,000 of which is the Initial Invested Amount of the Class A Notes, $23,500,000 of which is the Initial Invested Amount of the Class B Notes and $38,250,000 of which is the Initial Invested Amount of the Class C Notes.

     "Initial Payment Date" means April 13, 2007.

     "Initial Purchasers" means, collectively, Citigroup Global Markets Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

     "Interest Period" means, for any Payment Date, the period from and including the Payment Date preceding such Payment Date to but excluding such Payment Date (or in the case of the Initial Payment Date, the period from and including the Closing Date to but excluding the Initial Payment Date).

     "Interest Rate" means, with respect to the Class A Notes, the Class A Interest Rate and with respect to the Class B Notes, the Class B Interest Rate.

     "Invested Amount" means, when used with respect to any date, an amount equal to (a) the Initial Invested Amount of the Series 2007-A Notes, minus (b) the amount, without duplication, of principal payments made to Series 2007-A Noteholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Investor Charge-Offs prior to such date over Investor Charge-Offs reimbursed pursuant to Section 4.05 prior to such date, provided that the Invested Amount shall in no event be less than zero.

     "Investment Proceeds" means, with respect to any Determination Date and any Payment Date, an amount equal to all interest and other investment earnings (net of losses and investment expenses) on funds held in the Principal Account and the Reserve Account and the Series 2007-A Allocation Percentage of the interest and other investment earnings (net of losses and investment expenses) on funds held in the Collection Account and the Excess Funding Account credited to the Collection Account pursuant to Section 4.1 of the Agreement.

     "Investor Charge-Offs" has the meaning specified in Section 4.07.

     "Investor Defaulted Amount" means, with respect to any Payment Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Collection Period and (b) the average daily Floating Allocation Percentage for the related Collection Period.

     "Investor Dilution Amount" means, with respect to any Payment Date, an amount equal to the average daily Series 2007-A Allocation Percentage for the related Collection Period of any Dilution Amount.

     "Investor Monthly Servicing Fee" has the meaning specified in Section 3.01.

     "Investor Non-Principal Collections" means, with respect to any Deposit Date, an amount equal to the sum of (a) the product of the Floating Allocation Percentage and Allocable Non-Principal Collections for such day plus (b) any Allocable Miscellaneous Payments that are treated as Investor Non-Principal Collections pursuant to Section 4.01(e).

     "Investor Principal Collections" means, with respect to any Deposit Date,
(i) falling in the Revolving Period, the sum of (a) the product of the Floating Allocation Percentage and Allocable Principal Collections for such day plus (b) any Allocable Miscellaneous Payments that are treated as

                                                        Series 2007-A Supplement

Investor Principal Collections for such day and (ii) occurring after the last day of the Revolving Period, the sum of (a) the product of the Fixed Allocation Percentage and Allocable Principal Collections for such day plus (b) any Allocable Miscellaneous Payments that are treated as Investor Principal Collections for such day.

     "Issuer" has the meaning set forth in the recitals to this Series
Supplement.

     "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by The Bank of New York, as Paying Agent, for each Interest Period in accordance with the provisions of
Section 4.15.

     "LIBOR Determination Date" means (i) with respect to the first Interest Period, the second London Business Day prior to the Closing Date, and (ii) with respect to any Interest Period thereafter, the second London Business Day prior to the commencement of such Interest Period.

     "London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     "Monthly Payment Rate" means, for any Collection Period, the percentage derived from dividing (a) Principal Collections for such Collection Period minus Principal Collections allocated to the Residual Interestholder pursuant to Sections 4.2(f), (g) and (h) of the Agreement by (b) the beginning Net Pool Balance for such Collection Period.

     "Monthly Principal" has the meaning specified in Section 4.03.

     "Monthly Principal Reallocation Amount" means, for any Collection Period, an amount equal to the sum of:

     (A) the lesser of (i) the excess of (x) the amount needed to make the payments described in Sections 4.05(a)(i) and (ii) over (y) the amount of Non-Principal Collections, Investment Proceeds and amounts withdrawn from the Reserve Account that are available to cover the payments described in Sections 4.05(a)(i) and (ii), and (ii) the excess, if any, of (x) $61,750,000 over (y) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Collection Period; and

     (B) the lesser of (i) the excess of (x) the amount needed to make the payments described in Section 4.05(a)(iii) over (y) the amount of Non-Principal Collections, Investment Proceeds and amounts withdrawn from the Reserve Account that are available to cover the payments described in Section 4.05(a)(iii) and
(ii) the excess, if any, of (x) $38,250,000 over (y) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Collection Period and after giving effect to the reallocation of Principal Collections to make the payments described in Sections 4.05(a)(i) and (ii) in respect of the then-current Payment Date.

     "Monthly Servicing Fee" has the meaning specified in Section 3.2 of the Agreement.

     "Note Purchase Agreement" means the Purchase Agreement, dated as of March 20, 2007, by and among the Issuer, TFC and the Initial Purchasers.

     "Offering Memorandum" means the confidential Offering Memorandum dated March 20, 2007 (including any exhibits, amendments or supplements thereto) relating to the Series 2007-A Notes.

                                                        Series 2007-A Supplement

     "Payment Date Statement" has the meaning specified in Section 5.02.

     "Portfolio Yield" means, with respect to any Determination Date, a fraction (expressed as a percentage (annualized)), the numerator of which is an amount equal to Allocable Non-Principal Collections for the related Collection Period, and the denominator of which is the Invested Amount less amounts on deposit in the Principal Account and the Series 2007-A Excess Funding Amount, in each case as of the beginning of the related Collection Period.

     "Principal Account" means the account designated as such, established and maintained pursuant to Section 4.04.

     "Qualified Institutional Buyer" has the meaning ascribed to that term in Rule 144A.


     "Reallocated Principal Collections" means, for any Payment Date, Investor Principal Collections applied in accordance with Section 4.09 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Collection Period.

     "Record Date" means, with respect to any Payment Date, the close of business on the last day of the Collection Period preceding such Payment Date.

     "Redemption Price" means, with respect to any Payment Date, the sum of (a) the aggregate Outstanding Amount of the Series 2007-A Notes to be redeemed on the Determination Date preceding the Payment Date on which such redemption is to be made, (b) accrued and unpaid interest on the unpaid balance of the Series 2007-A Notes (calculated on the basis of the Outstanding Amount of each Class of the Series 2007-A Notes at the Interest Rate as in effect during the applicable Interest Periods through the day preceding such Payment Date), (c) without duplication with respect to any amounts due under clause (b) of this definition, any Class A Additional Interest with respect to the Class A Notes to be repurchased and any Class B Additional Interest with respect to the Class B Notes to be repurchased, (d) the aggregate amount of unreimbursed Investor Charge-Offs and Investor Defaulted Amounts with respect to the Series 2007-A Notes to be redeemed and (e) accrued and unpaid Investor Monthly Servicing Fees.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Book-Entry Note" means, collectively, the Regulation S Permanent Book-Entry Note and the Regulation S Temporary Book-Entry Note.

     "Regulation S Permanent Book-Entry Note" has the meaning specified in
Section 2.03.

     "Regulation S Temporary Book-Entry Note" has the meaning specified in
Section 2.02(e).

     "Required Reserve Account Amount" means, for any day, an amount equal to
(a) the product of (i) the Required Reserve Account Percentage and (ii) the Initial Invested Amount or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller shall (i) provide the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause an Early Amortization Event to occur with respect to Series 2007-A.

     "Required Reserve Account Percentage" means (i) 0% so long as an Enhancement Trigger Period has not occurred and (ii) if an Enhancement Trigger Event has occurred, the Required Reserve Account Percentage shall be the aggregate of (i) 0.75%, if an Enhancement Trigger Event under clause (a)(i) of the

                                                        Series 2007-A Supplement
definition thereof has occurred, (ii) 1.00%, if an Enhancement Trigger Event under clause (a)(ii) of the definition thereof has occurred, plus (iii) 1.00%, if an Enhancement Trigger Event under clause (b) of the definition thereof has occurred.

     "Required Residual Percentage" means, with respect to Series 2007-A, 103%.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Section 4.04.

     "Reserve Account Deficiency" means the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount.

     "Reset Date" means (a) the last day of a Collection Period, (b) any Addition Date, (c) any date of issuance of an additional Series of Investor Interests (including the Closing Date) or any date of issuance of additional Investor Interests of any outstanding Series occurs or (d) any Removal Commencement Date.

     "Residual Interestholder" means the holder of the Residual Interest.

     "Residual Interestholder's Percentage" means, with respect to any day, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to 100% minus (a) the Floating Allocation Percentage on such day, when used with respect to Allocable Non-Principal Collections and Allocable Defaulted Amounts and with respect to Allocable Principal Collections during the Revolving Period, and (b) the Fixed Allocation Percentage on such day, when used with respect to Allocable Principal Collections during the Controlled Accumulation Period or an Early Amortization Period.

     "Revolving Period" means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series 2005-A" means the Series 2005-A Notes, the Principal Terms of which are specified in the Series Supplement dated as of May 26, 2005, by and among the Issuer, the Servicer and the Indenture Trustee.

     "Series 2006-A" means the Series 2006-A Notes, the Principal Terms of which are specified in the Series Supplement dated as of April 19, 2006, by and among the Issuer, the Servicer and the Indenture Trustee.

     "Series 2007-A" means the Series 2007-A Notes, the Principal Terms of which are specified in this Series Supplement.

     "Series 2007-A Allocation Percentage" means the Series Allocation Percentage with respect to Series 2007-A.

     "Series 2007-A Excess Funding Amount" means, with respect to the Series 2007-A Notes, for any day, the product of (a) the Series 2007-A Allocation Percentage on such day and (b) the amount on deposit in the Excess Funding Account (other than Investment Proceeds) on such day.

                                                        Series 2007-A Supplement

     "Series 2007-A Excess Non-Principal Collections" means Excess Non-Principal Collections allocated from other Series in Group One to Series 2007-A pursuant to Section 4.3 of the Sale and Servicing Agreement.

     "Series 2007-A Noteholder" means the Person in whose name a Series 2007-A
Note is registered in the Note Register.

     "Series 2007-A Notes" has the meaning specified in Section 2.01(a).

     "Series 2007-A Non-Principal Shortfall" means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.05(a)(i) through (vii) on such Payment Date over (b) the Available Investor Non-Principal Collections (excluding any portion thereof attributable to Excess Non-Principal Collections) and Investment Proceeds with respect to such Payment Date.

     "Series 2007-A Principal Shortfall" means, with respect to any Payment Date prior to the Expected Principal Payment Date, an amount equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.05(a)(i) through (iii) on such Payment Date over (b) the Available Investor Principal Collections with respect to such Payment Date (excluding any portion thereof attributable to Reallocated Principal Collections) and, with respect to any Payment Date thereafter, the Outstanding Amount of the Series 2007-A Notes.

     "Series 2007-A Stated Maturity Date" means the Payment Date in March 2012.

     "Series Supplement" has the meaning set forth in the recitals to this Series Supplement.

     "Servicer" has the meaning set forth in the recitals to this Series Supplement.

     "Termination Date" means, with respect to Series 2007-A, the day after the Payment Date falling in the 2nd calendar month after the Series 2007-A Stated Maturity Date.

     "Transferable Notes" has the meaning specified in Section 9.05.

     "Trust" has the meaning set forth in the recitals to this Series
Supplement.

     "U.S. Person" has the meaning specified in Regulation S.

     "U.S. Resale Restriction Termination Date" means (i) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Class A Notes and Class B Notes and the last date on which the Issuer or any affiliate of the Seller was the owner of such Class A Notes or Class B Notes (or any predecessor thereto) or (ii) such later date, if any, as may be required by any subsequent change in applicable law.

     "U.S. Restricted Book-Entry Note" has the meaning specified in Section 2.02(d).

          (b) Notwithstanding anything to the contrary in this Series Supplement or the other Documents, the term "Rating Agency" whenever used in this Series Supplement or such other Basic Documents shall mean with respect to the assignment of a rating, Moody's and Standard & Poor's. As used in this Series Supplement and the other Basic Documents with respect to Series 2007-A, "highest investment category" means (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

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                                       9

          (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in this Section 1.01 are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                                   ARTICLE II

                       Creation of the Series 2007-A Notes

     Section 2.01 Designation. (a) There is hereby created a Series of Investor Interests to be issued pursuant to the Indenture and this Series Supplement and shall be comprised of three classes: the Class A Floating Rate Term Notes, Series 2007-A (the "Class A Notes"); the Class B Floating Rate Term Notes, Series 2007-A (the "Class B Notes"); and the Class C Principal Only Term Notes, Series 2007-A (the "Class C Notes"; and together with the Class A Notes and the Class B Notes, the "Series 2007-A Notes").

          (b) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Series Supplement shall govern.

          (c) As described in Section 2.15 of the Indenture, the Series 2007-A Notes shall be Unregistered Interests.

          (d) Series 2007-A shall be included in Group One and shall be a Principal Sharing Series. Series 2007-A shall be an Excess Allocation Series with respect to Group One only. Series 2007-A shall not be subordinated to any other Series.

     Section 2.02 Form, Execution, Authentication and Delivery of Series 2007-A Notes.

          (a) The Issuer shall execute and issue and the Indenture Trustee shall authenticate and deliver the Class A Note with a principal amount of $526,500,000, the Class B Note with a principal amount of $23,500,000, and the Class C Note with a principal amount of $38,250,000. The terms of the Series 2007-A Notes set forth on the Exhibits hereto are part of the terms of this Series Supplement and the Indenture.

          (b) Each Class A Note and Class B Note shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and the Class C Notes shall be issued in minimum denominations of $1,000.

          (c) The Class A Notes and the Class B Notes shall be Book-Entry Interests, and shall be issued to Cede & Co., as nominee of the Depository, pursuant to a Depository Agreement. The Depository shall be the initial "Clearing Agency" for purposes of the Indenture.

          (d) The Class A Notes and the Class B Notes that are not sold in reliance on Regulation S shall be offered and sold in reliance on the exemption from registration under Rule 144A to Qualified Institutional Buyers or "QIBs", and to subsequent transferees who are also

                                                        Series 2007-A Supplement

     QIBs and, except as set forth in Section 2.12 of the Indenture, shall be issued in the form of one or more permanent Book-Entry Interests in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibits A-1 and A-2 hereto, respectively, added to the form of such Book-Entry Interests (each, a "U.S. Restricted Book-Entry Note"), which shall be registered in the name of the nominee of the Clearing Agency and deposited with Indenture Trustee, as custodian for the Depository, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the U.S. Restricted Book-Entry Notes may from time to time be increased or decreased by adjustments made on the records of Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

          (e) The Class A Notes and the Class B Notes sold in offshore transactions in reliance on Regulation S, except as set forth in Section
     2.12 of the Indenture, shall be represented initially by one or more temporary Book-Entry Interests in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibits A-1 and A-2 hereto, respectively, added to the form of such Book-Entry Interests (each, a "Regulation S Temporary Book-Entry Note") to be held by the Clearing Agency and registered in the name of a nominee of the Clearing Agency or its custodian for the respective accounts of Euroclear and Clearstream, Luxembourg, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Temporary Book-Entry Notes may from time to time be increased or decreased by adjustments made on the records of Indenture Trustee or the Clearing Agency or its nominee, as the case may be, as hereinafter provided.

     Section 2.03 Regulation S Permanent Book-Entry Notes.

          Any interest in a Class A Note or Class B Note evidenced by a Regulation S Temporary Book-Entry Note is exchangeable for an interest in a permanent Book-Entry Interest in fully registered, global form, without interest coupons (a "Regulation S Permanent Book-Entry Note"), upon the later of (i) the expiration of the Distribution Compliance Period and (ii) the furnishing of a certificate, substantially in the form of Exhibit C attached hereto, certifying that the beneficial owner of the Temporary Regulation S Book-Entry Note is a not a U.S. person or, if such beneficial owner is a U.S. person, that it is a QIB.

          The "Distribution Compliance Period" will begin on the Closing Date and end 40 days later.

          Until the later of the expiration of the Distribution Compliance Period and the provision of the certificate in the form of Exhibit C hereto, beneficial interests in a Regulation S Temporary Book-Entry Note may be held only through Euroclear or Clearstream, Luxembourg (as indirect participants in the Depository) or another agent member of Euroclear or Clearstream, Luxembourg acting for or on behalf of them.

     Section 2.04 Class C Notes; Transfer Restrictions. The Class C Notes shall be represented by notes in substantially the form set forth in Exhibit A-3 hereto with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. Neither the Class C Notes nor any interest therein may be sold, pledged, participated, transferred, disposed of or otherwise alienated (each, a "Transfer"), and the Registrar will not recognize any Transfer or purported Transfer of a Class C Note, unless prior to such Transfer or purported Transfer the Indenture Trustee and the Registrar have received an Opinion of Counsel to the effect that, for federal income tax purposes, such Transfer will not cause the Issuer to be characterized as an association or publicly traded partnership as a corporation. Any

                                                        Series 2007-A Supplement

Transfer or purported Transfer of a Class C Note in violation of the preceding sentence shall be void ab initio and of no effect.

                                   ARTICLE III

                                  Servicing Fee

     Section 3.01 Servicing Compensation. The Monthly Servicing Fee with respect to Series 2007-A (the "Investor Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Payment Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the first Payment Date following the Series 2007-A Stated Maturity Date and the first Payment Date on which the Invested Amount is permanently reduced to zero, in an amount equal to the product of (a) the Servicing Fee Rate, (b) the Invested Amount as of the last day of such Collection Period and (c) a fraction, the numerator of which is the actual number of days elapsed in the related Collection Period and the denominator of which is 360; provided, however, that with respect to the first Payment Date, the Investor Monthly Servicing Fee shall be equal to the product of (a) the Servicing Fee Rate, (b) Invested Amount as of the Closing Date and
(c) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the Collection Period immediately preceding the first Payment Date occurs and the denominator of which is 360. The Investor Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution therefor in accordance with the terms of this Series Supplement.

                                   ARTICLE IV

                     Rights of Series 2007-A Noteholders and
                    Allocation and Application of Collections

     Section 4.01 Daily Allocations; Payments to Residual Interestholder. On each Deposit Date, Non-Principal Collections, Principal Collections and Miscellaneous Payments will be allocated to Series 2007-A based on the Series 2007-A Allocation Percentage and shall be further allocated and distributed as set forth in this Section 4.01.

          (a) Non-Principal Collections. On each Deposit Date, the Servicer shall allocate to Series 2007-A and retain in the Collection Account (until applied as provided herein) an amount equal to the Floating Allocation Percentage then in effect of Allocable Non-Principal Collections deposited in the Collection Account for such Deposit Date.

          (b) Principal Collections -- Revolving Period. On each Deposit Date during the Revolving Period, the Servicer shall cause an amount equal to the Investor Principal Collections for such Deposit Date to be allocated to Series 2007-A and such amount shall be applied as provided in Section 4.05(b) and first, an amount equal to the Reallocated Principal Collections for the related Payment Date shall be made available on that Payment Date for application in accordance with Section 4.09, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be retained in the Principal Account for application, to the extent necessary, as Excess Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Net Pool Balance is not less than the Required Net Pool Balance, and fourth, shall be released to the Residual Interestholder.

          (c) Principal Collections -- Controlled Accumulation Period. On each Deposit Date during the Controlled Accumulation Period, the Servicer shall cause an amount equal to the

                                                        Series 2007-A Supplement

     Investor Principal Collections for such Deposit Date to be allocated to Series 2007-A for application as provided in Section 4.05(c) and first, an amount equal to the Reallocated Principal Collections for the related Payment Date shall be made available on that Payment Date for application in accordance with Section 4.09, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be retained in the Principal Account for application, to the extent necessary, as Excess Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Net Pool Balance is not less than the Required Net Pool Balance, and fourth, shall be released to the Residual Interestholder.

          (d) Principal Collections -- Early Amortization Period. On each Deposit Date during the Early Amortization Period, the Servicer shall cause an amount equal to the Investor Principal Collections for such Deposit Date to be allocated to Series 2007-A for application as provided in Section 4.05(c) and first, an amount equal to the Reallocated Principal Collections for the related Payment Date shall be made available on that Payment Date for application in accordance with Section 4.09, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be retained in the Principal Account for application, to the extent necessary, as Excess Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Net Pool Balance is not less than the Required Net Pool Balance, and fourth, shall be released to the Residual Interestholder.

          (e) Miscellaneous Payments. On each Deposit Date, the Servicer shall treat any Allocable Miscellaneous Payments as Investor Principal Collections and apply them as provided in Section 4.01(b), 4.01(c) or 4.01(d), as appropriate, except that any Allocable Miscellaneous Payments consisting of (i) Adjustment Payments that were paid after their due date as per Section 3.9(a) of the Agreement, if the amount of such overdue Adjustment Payments has been included in the Investor Dilution Amount for any prior Collection Period and (ii) the interest portion of Transfer Deposit Amounts resulting from the Servicer's purchase of Receivables pursuant to Section 3.3(d) of the Agreement, shall, in each case, be treated as Allocable Non-Principal Collections and applied as provided in
     Section 4.01(a).

     The withdrawals to be made from the Collection Account pursuant to this
Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the Redemption Price for the Series 2007-A Notes pursuant to Section 10.1(b) of the Indenture and Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Conveyed Receivables pursuant to Section 5.4 of the Indenture.

     Section 4.02 Monthly Interest.

          (a) The amount of monthly interest ("Class A Monthly Interest") accrued during any Interest Period with respect to the Class A Notes, shall be equal to the product of (A) the Class A Interest Rate, (B) the Outstanding Amount of the Class A Notes as of the close of business on the last day of the preceding Interest Period and (C) a fraction, the numerator of which is the actual number of days elapsed in the related Interest Period and the denominator of which is 360; provided, however that with respect to the first such Payment Date, Class A Monthly Interest shall be calculated based on the outstanding principal amount of the Class A Notes on the Closing Date.

          On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of
     (x) the aggregate Class A Monthly Interest

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                                       13
     for the Interest Period applicable to such Payment Date over (y) the amount that will be available to be distributed to Class A Noteholders on such Payment Date in respect thereof pursuant to this Series Supplement. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (A) the Class A Interest Rate for the Interest Period commencing on such Payment Date (or, for subsequent Interest Periods, the Class A Interest Rate for such subsequent Interest Period), (B) such Class A Interest Shortfall (or the portion thereof that has not been paid to Class A Noteholders) and (C) a fraction, the numerator of which is the amount of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to Class A Notes on each Payment Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Noteholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Noteholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest") accrued during any Interest Period with respect to the Class B Notes, shall be equal to the product of (A) the Class B Interest Rate, (B) the Outstanding Amount of the Class B Notes as of the close of business on the last day of the preceding Interest Period and (C) a fraction, the numerator of which is the actual number of days elapsed in the related Interest Period and the denominator of which is 360; provided, however that with respect to the first such Payment Date, Class B Monthly Interest shall be calculated based on the outstanding principal amount of the Class B Notes on the Closing Date.

          On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of
     (x) the aggregate Class B Monthly Interest for the Interest Period applicable to such Payment Date over (y) the amount that will be available to be distributed to Class B Noteholders on such Payment Date in respect thereof pursuant to this Series Supplement. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of
     (A) the Class B Interest Rate for the Interest Period commencing on such Payment Date (or, for subsequent Interest Periods, the Class B Interest Rate for such subsequent Interest Period), (B) such Class B Interest Shortfall (or the portion thereof that has not been paid to Class B Noteholders) and (C) a fraction, the numerator of which is the amount of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to Class B Notes on each Payment Date following such Payment Date to and including the Payment Date on which such Class B Interest Shortfall is paid to Class B Noteholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Noteholders only to the extent permitted by applicable law.

     Section 4.03 Determination of Monthly Principal. Beginning with the Payment Date in the month following the month in which the Controlled Accumulation Period or the Early Amortization Period begins, the amount of principal with respect to Series 2007-A on each Payment Date (the "Monthly Principal") shall be equal to the least of (i) the Outstanding Amount of the Series 2007-A Notes on such Payment Date (minus, during the Controlled Accumulation Period, any amount already in the Principal Account on such Payment Date); (ii) during the Controlled Accumulation Period, the result of (x) the Outstanding Amount of the Series 2007-A Notes as of the last day of the Revolving Period, divided by (y) the Controlled Accumulation Period Length; and (iii) during the Controlled Accumulation Period, the Invested Amount (after taking into account any adjustments to be made to the Invested Amount on such Payment Date pursuant to
Section 4.07). Subject to Section 4.2(b) of the Agreement,

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                                       14
during the Controlled Accumulation Period and the Early Amortization Period, Investor Principal Collections shall be deposited into the Collection Account on a daily basis in accordance with and subject to the provisions of Section 4.2 of the Agreement.

     Section 4.04 Establishment of Accounts. The Issuer has previously caused to be established and covenants to hereafter maintain the Collection Account and the Excess Funding Account. The Issuer hereby establishes and covenants to hereafter maintain the Principal Account and the Reserve Account which shall be Trust Accounts and Eligible Deposit Accounts in accordance with Section 4.1 of the Agreement under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2007-A Noteholders and the Residual Interestholder.

     Section 4.05 Application of Collections.

          (a) Available Investor Non-Principal Collections and Investment Proceeds. On each Payment Date, the Servicer shall direct the Indenture Trustee in writing to apply an amount equal to the sum of Available Investor Non-Principal Collections, any Investment Proceeds deposited in the Collection Account for the related Collection Period, any amounts on deposit in the Reserve Account and Excess Non-Principal Collections allocated to Series 2007-A in accordance with Section 4.10 for distribution, to the extent of funds available therefor, in the following priority:

          (i) first, an amount equal to the Investor Monthly Servicing Fee for such Payment Date (to the extent not previously paid), plus any unpaid Servicer Advances and accrued and unpaid interest thereon, shall be distributed to the Servicer;

          (ii) second, an amount equal to Class A Monthly Interest for such Payment Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Payment Date, plus the amount of any Class A Additional Interest for such Payment Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on a prior Payment Date, shall be paid to the Class A Noteholders, pro rata;

          (iii) third, an amount equal to Class B Monthly Interest for such Payment Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Payment Date, plus the amount of any Class B Additional Interest for such Payment Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on a prior Payment Date, shall be paid to the Class B Noteholders, pro rata;

          (iv) fourth, an amount equal to the Investor Defaulted Amount and the Investor Dilution Amount, if any, for such Payment Date shall be treated as a portion of Available Investor Principal Collections for such day and, during the Controlled Accumulation Period or the Early Amortization Period, shall be deposited into the Principal Account;

          (v) fifth, an amount equal to the aggregate amount of Investor Charge-Offs that have not been previously reimbursed as provided in Section
     4.07 and this Section 4.05(a)(v) shall be treated as Available Investor Principal Collections with respect to such day and shall increase the Invested Amount and, during the Controlled Accumulation Period or the Early Amortization Period, shall be deposited into the Principal Account;

          (vi) sixth, an amount, if any, equal to the amount required to be deposited in the Reserve Account pursuant to Section 4.12 shall be deposited into the Reserve Account during the Revolving Period and the Controlled Accumulation Period;

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                                       15

          (vii) seventh, to deposit into the Principal Account, during the Controlled Accumulation Period, any deficiency in the amount otherwise required to be deposited into the Principal Account at that time;

          (viii) eighth, if the Early Amortization Period has not occurred and is not continuing, the balance, if any, will constitute a portion of Excess Non-Principal Collections for such Payment Date and will be applied in accordance with Section 4.3 of the Agreement; and

          (ix) ninth, during the Early Amortization Period, the remaining balance, if any, will be used to make principal payments first, to the Class A Notes until the Class A Note Principal Balance is paid in full, second, to the Class B Notes until the Class B Note Principal Balance is paid in full, and, third, to the Class C Notes until the Class C Note Principal Balance is paid in full.

          On each Payment Date, to the extent that there is a shortfall (a "Payment Date Shortfall") in the amounts to be paid or deposited pursuant to clauses(a)(ii) and (a)(iii) of this Section 4.05, the Paying Agent on behalf of the Issuer, shall withdraw from the Collection Account, from any Servicer Advance on deposit therein, an amount equal to the lesser of (i) the Payment Date Shortfall for such Payment Date and (ii) the product of
     (x) such Servicer Advance and (y) the Floating Allocation Percentage for the previous Collection Period, and apply such withdrawn amount to make the payments and deposits contemplated by such clauses of this Section 4.05.

          (b) Available Investor Principal Collections -- Revolving Period. On each Payment Date during the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Collection Account for the related Collection Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.3 of the Agreement.

          (c) Available Investor Principal Collections -- Controlled Accumulation Period or Early Amortization Period. On each Payment Date during the Controlled Accumulation Period or the Early Amortization Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Collection Period shall be applied as follows:

          (i) during the Controlled Accumulation Period, an amount equal to the least of (a) the Available Investor Principal Collections on deposit in the Collection Account for the related Collection Period and (b) the Monthly Principal for each Payment Date shall be deposited into the Principal Account on such Payment Date;

          (ii) during the Early Amortization Period, an amount equal to the least of (a) the Available Investor Principal Collections on deposit in the Collection Account for the related Collection Period and (b) the Monthly Principal for such Payment Date shall be distributed on each Payment Date and on the related Payment Date, first, to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full; second, to the Class B Noteholders until the Class B Note Principal Balance has been paid in full; and third, to the Class C Noteholders until the Class C Note Principal Balance has been paid in full; and

          (iii) in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Investor Principal Collections remaining after application in accordance with clauses (i) and (ii) above shall be treated as Excess Principal Collections and applied in accordance with Section 4.3 of the Agreement.

                                                        Series 2007-A Supplement

          (d) Payment of Available Investor Principal Collections. On the earlier to occur of (i) the first Payment Date during the Early Amortization Period and (ii) the Expected Principal Payment Date, the Servicer shall pay the amount determined under Section 4.05(c)(i) and
     (c)(ii) first, to the Class A Noteholders, until the Class A Note Principal Balance is paid in full, second to the Class B Noteholders until the Class B Note Principal Balance is paid in full, and third, to the Class C Noteholders until the Class C Note Principal Balance is paid in full.

     Section 4.06 Distributions to Series 2007-A Noteholders. On each Payment Date, the Servicer shall direct the Indenture Trustee in writing to make the following distributions at the following times from the Collection Account, the Reserve Account, the Principal Account and the Excess Funding Account, as applicable:

          (a) on each Payment Date, all amounts on deposit in such Trust Accounts that are payable to the Class A Noteholders with respect to accrued interest and principal shall be distributed to the Class A Noteholders in accordance with Section 4.05;

          (b) on each Payment Date, all amounts on deposit in such Trust Accounts that are payable to the Class B Noteholders with respect to accrued interest and principal shall be distributed to the Class B Noteholders in accordance with Section 4.05; and

          (c) on each Payment Date, all amounts on deposit in such Trust Accounts that are payable to the Class C Noteholders with respect to principal shall be distributed to the Class C Noteholders in accordance with Section 4.05.

     Section 4.07 Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Defaulted Amount and the Investor Dilution Amount, if any, for the related Payment Date. If, on any Payment Date, the sum of the Investor Defaulted Amount, the Investor Dilution Amount and Reallocated Principal Collections for such Payment Date exceeds the sum of Available Investor Non-Principal Collections, amounts withdrawn from the Reserve Account on such Payment Date and Investment Proceeds allocated with respect thereto pursuant to Section 4.05(a)(iv) on such Payment Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment
Date), the Invested Amount shall be reduced by the amount of such excess, but not by more than the lesser of (i) the sum of the Investor Defaulted Amount, the Investor Dilution Amount and Reallocated Principal Collections for such Payment Date, and (ii) the Invested Amount on such Payment Date (an "Investor Charge-Off"). Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs on any Payment Date) by the amount of Available Investor Non-Principal Collection and Investment Proceeds allocated and available for that purpose pursuant to Section 4.05(a)(v).

     Section 4.08 Excess Funding Account. On the business day after the last day of the Revolving Period, the Series 2007-A Excess Funding Amount shall, pursuant to Servicer written instruction, be deposited in the Collection Account on such date and distributed in accordance with Section 4.06. Thereafter, the Series 2007-A Noteholders shall not be entitled to any funds on deposit in the Excess Funding Account.

     Section 4.09 Reallocated Principal Collections. On each Payment Date, after giving effect to Section 4.12(a), the Servicer shall apply Reallocated Principal Collections with respect to that Payment Date to fund any deficiency pursuant to and in the priority set forth in Sections 4.05(a)(i) through (iii). On each Payment Date, the Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Payment Date. Reallocated Principal Collections shall become part of Investor Charge-Offs pursuant to Section 4.07.

                                                        Series 2007-A Supplement

     Section 4.10 Excess Non-Principal Collections. Series 2007-A shall be an Excess Allocation Series with respect to Group One only. Subject to Section 4.3 of the Agreement, Excess Non-Principal Collections with respect to the Excess Allocation Series in Group One for any Payment Date will be allocated to Series 2007-A in an amount equal to the product of (x) the aggregate amount of Excess Non-Principal Collections with respect to all the Excess Allocation Series in Group One for the related Payment Date and (y) a fraction, the numerator of which is the Series 2007-A Non-Principal Shortfall for such Payment Date and the denominator of which is the aggregate amount of Non-Principal Shortfalls for all the Excess Allocation Series in Group One for such Payment Date.

     Section 4.11 Excess Principal Collections. Subject to Section 4.3 of the Agreement, Excess Principal Collections allocable to Series 2007-A on any Payment Date will be equal to the product of (x) the aggregate amount of Excess Principal Collections with respect to all Principal Sharing Series for such Payment Date and (y) a fraction, the numerator of which is the Series 2007-A Principal Shortfall for such Payment Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Payment Date.

     Section 4.12 Reserve Account.

          (a) On each Payment Date, if the aggregate amount of Available Investor Non-Principal Collections is less than the aggregate amount required to be paid or deposited pursuant to clauses (i) through (iv) of
     Section 4.05(a), the Issuer shall withdraw from the Reserve Account the amount of such deficiency up to the Available Reserve Account Amount and shall apply such amount in accordance with such clauses of Section 4.05(a).

          (b) On the Series 2007-A Stated Maturity Date, and on any day following the occurrence of an Event of Default with respect to Series 2007-A that has resulted in the acceleration of the Series 2007-A Notes, the Servicer shall withdraw from the Reserve Account the Available Reserve Account Amount for payment to the Series 2007-A Noteholders to fund any shortfalls in amounts owed to the Series 2007-A Noteholders.

          (c) If on any Payment Date, after giving effect to all withdrawals from the Reserve Account, the Available Reserve Account Amount is less than the Required Reserve Account Amount then in effect, Available Investor Non-Principal Collections shall be deposited into the Reserve Account pursuant to Section 4.05(a)(vi) up to the amount of the Reserve Account Deficiency.

          (d) If, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to any Payment Date, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount, the Servicer shall withdraw an amount equal to such excess from the Reserve Account and distribute such amount to the Residual Interestholder on the related Payment Date. On the date on which the Reserve Account has been terminated, after giving effect to any withdrawal on such date pursuant to
     Section 4.12(a) and making any payments to the Series 2007-A Noteholders required pursuant to this Series Supplement, all amounts then remaining in the Reserve Account shall be released to the Residual Interestholder.

          (e) The Reserve Account will terminate on the earliest to occur of (i) the date on which the Outstanding Amount of the Series 2007-A Notes has been reduced to zero and all other amounts payable to the Series 2007-A Noteholders have been paid in full; (ii) the Series 2007-A Stated Maturity Date; and (iii) the termination of the Issuer.

                                                       Section 2007-A Supplement

     Section 4.13 Investment of Amounts on Deposit in Series Accounts.

          (a) To the extent there are uninvested amounts deposited in the Series Accounts, the Servicer shall cause such amounts to be invested in Eligible Investments selected by the Servicer that mature no later than the following Payment Date.

          (b) On each Payment Date, the Investment Proceeds, if any, accrued since the preceding Payment Date on funds on deposit in the Reserve Account or the Principal Account shall be treated as Available Investor Non-Principal Collections and paid or deposited in accordance with Section 4.05(a). Subject to the foregoing, for purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, all Investment Proceeds shall be deemed not to be available or on deposit.

     Section 4.14 Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on the Controlled Accumulation Date. On each Determination Date until the Controlled Accumulation Date, the Servicer shall review the amount of expected Principal Collections and determine the Controlled Accumulation Period Length; provided, that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date is less than or more than the number of months in the scheduled Controlled Accumulation Period, upon written notice to the Indenture Trustee, with a copy to each Rating Agency, the Servicer shall either postpone or accelerate, as applicable, the date on which the Controlled Accumulation Period actually commences, so that as a result, the number of Collection Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided, that the length of the Controlled Accumulation Period will not be less than one (1) month. The "Controlled Accumulation Period Length" will mean a number of whole months such that the amount available for payment of principal on the Series 2007-A Notes on the Expected Principal Payment Date is expected to equal or exceed the Outstanding Amount of the Series 2007-A Notes, assuming for this purpose that (1) the Monthly Payment Rate will be no greater than the lowest Monthly Payment Rate for the prior twelve (12) Collection Periods, (2) the total amount of Principal Receivables held by the Issuer in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remain constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued by the Issuer. Any notice by the Servicer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.14 shall specify (i) the Controlled Accumulation Period Length and (ii) the commencement date of the Controlled Accumulation Period.

     Section 4.15 Determination of LIBOR.

          (a) On each LIBOR Determination Date in respect of an Interest Period after the first Interest Period, The Bank of New York, as Paying Agent, shall determine LIBOR on the basis of the rate per annum displayed on page "US0001M <INDEX>" in the Bloomberg Financial Markets system as the composite offered rate for London interbank deposits for a one-month period, as of 11:00 a.m., London time, on that date. If that rate does not appear on that display page, LIBOR for that Interest Period will be the rate per annum shown on page 3750 of the Bridge Telerate Services Report screen or any successor page as the composite offered rate for London interbank deposits for a one-month period, as shown under the heading "USD" as of 11:00 a.m., London time, on the LIBOR Determination Date. If no rate is shown as described in the preceding two sentences, LIBOR for that Interest Period will be the rate per annum based on the rates at which U.S. dollar deposits for a one-month period are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if at least two rates appear on that page, the rate will be the arithmetic mean of the displayed rates and if fewer than two rates are displayed, or if no rate is relevant, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately

                                                        Series 2007-A Supplement

     11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of all quotations provided. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period. Notwithstanding the foregoing, LIBOR for the first Interest Period will be determined by reference to straight line interpolation between two-week and one-month LIBOR based on the actual number of days in the first Interest Period.

          (b) The Class A Note Interest Rate and Class B Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning Bank of New York, as Paying Agent, at its Corporate Trust Office or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by The Bank of New York, as Paying Agent, to each Series 2007-A Noteholder from time to time.

          (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Issuer, by facsimile transmission or e-mail, notification of LIBOR for the following Interest Period.

                                    ARTICLE V

             Distributions and Reports to Series 2007-A Noteholders

          Section 5.01 Distributions. (a) On each Payment Date, the Indenture Trustee shall distribute to each Series 2007-A Noteholder of record on the preceding Record Date (other than as provided in Section 2.7(c) of the Indenture with respect to a final distribution) such Interestholder's pro rata share of the amounts on deposit in the Collection Account, the Excess Funding Account, the Principal Account or the Reserve Account as is payable to the Series 2007-A Noteholders on such Payment Date according to the written instructions of the Servicer given pursuant to Sections 4.05 and 4.06.

          (b) Except as provided in Section 2.7(c) of the Indenture with respect to a final distribution, distributions to Series 2007-A Noteholders hereunder shall be made in immediately available funds wired to each Series 2007-A Interestholder in accordance with such Interestholder's wiring information appearing in the Register without presentation or surrender of any Series 2007-A Notes or the making of any notation thereon.

          Section 5.02 Reports and Statements to Series 2007-A Noteholders. (a) At least two Business Days prior to each Payment Date, the Servicer will provide to the Indenture Trustee, and on each such Payment Date, the Indenture Trustee shall forward to each Series 2007-A Interestholder of record a statement (the "Payment Date Statement") prepared by the Servicer setting forth certain information relating to the Issuer and the Series 2007-A Notes as set forth in the Offering Memorandum and information in respect of the Required Net Pool Balance.

                                                        Series 2007-A Supplement

          (b) A copy of each statement provided pursuant to paragraph (a) will be made available for inspection by any Series 2007-A Interestholder at the Corporate Trust Office.

          (c) Within the prescribed period for tax reporting purposes after the end of each calendar year, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2007-A Noteholder and the Residual Interestholder, a statement prepared by the Servicer containing such information as may be required by the Code and applicable U.S. treasury regulations to enable the Series 2007-A Noteholders or Residual Interestholder to prepare their federal income tax returns. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                            Early Amortization Events

     Section 6.01 Additional Early Amortization Events. (a) In addition to the Early Amortization Events set forth in Section 5.17 of the Indenture and except as provided in Section 6.01(b), the occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Indenture Trustee or the Series 2007-A Noteholders, be deemed to be an Early Amortization Event solely with respect to Series 2007-A:

          (i) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 12% for the Determination Dates falling in February through May, less than 14% for the Determination Date falling in June, less than 16% for the Determination Dates falling in July through October, or less than 14% for the Determination Dates falling in November through January (or a lower percentage if the Rating Agency Condition has been satisfied with respect to that lower percentage);

          (ii) any Servicing Default occurs;

          (iii) the occurrence of an Event of Default with respect to the Series 2007-A Notes and the declaration that the Series 2007-A Notes are due and payable pursuant to Section 5.2 of the Indenture;

          (iv) on the Expected Principal Payment Date, the Series 2007-A Notes are not paid in full;

          (v) the sum of all investments (other than Receivables) held in Trust Accounts of the Issuer and, without duplication, amounts held in the Excess Funding Account, represents more than fifty percent (50%) of the dollar amount of the assets of the Issuer on each of six (6) or more consecutive monthly Determination Dates, after giving effect to all payments made or to be made on the Payment Dates relating to those Determination Dates;

          (vi) on any Payment Date, there exists (a) Investor Charge-Offs or (b) a withdrawal from the Reserve Account, in each case relating to a shortfall in Non-Principal Collections on a prior Payment Date that has not been reimbursed as of such Payment Date after application of all Collections on such date or (ii) there exists (a) Investor Charge-Offs or (b) a withdrawal from the Reserve Account, in an aggregate amount in excess of 0.25% of the Initial Invested Amount, in each case relating to a shortfall in Non-Principal Collections on such Payment Date;

                                                        Series 2007-A Supplement

          (vii) on any Payment Date after the occurrence of an Enhancement Trigger Event under clause (b) of the definition thereof, the Seller has not deposited an amount into the Reserve Account equal to 1.0% of the Initial Invested Amount; or

          (viii) on any Payment Date, the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount for such Payment Date after application of all Collections on such date and for the two consecutive Payment Dates immediately preceding such Payment Date.

          (b) In the case of any event described in Section 6.01(a)(ii) above or in Section 5.17(d) or (e) of the Indenture, an Early Amortization Event with respect to Series 2007-A shall be deemed to have occurred only if either (i) the Indenture Trustee or (ii) the Control Investors, by written notice to the Issuer, the Seller and the Servicer (and the Indenture Trustee, if such notice is given by Series 2007-A Noteholders) declare that an Early Amortization Event has occurred as of the date of such notice. In the case of any other event described above or in Section 5.17 of the Indenture, an Early Amortization Event will occur without any notice or other action on the part of the Indenture Trustee or the Series 2007-A Noteholders immediately upon the occurrence of such event.

     Section 6.02 Recommencement of the Revolving Period. If any Early Amortization Event (other than an Early Amortization Event described in Section 5.17(a) of the Indenture) occurs, the Revolving Period shall recommence following satisfaction of the Rating Agency Condition and if the Control Investors consent thereto; provided, however, that no other Early Amortization Event that has not been cured or waived as described herein has occurred and the scheduled termination of the Revolving Period has not occurred.

                                   ARTICLE VII

                                Optional Purchase

     Section 7.01 Optional Purchase.

          (a) On any Payment Date occurring after the date on which the aggregate outstanding principal amount of the Series 2007-A Notes is reduced to an amount less than or equal to 10% of the initial outstanding principal amount of the Series 2007-A Notes, the Servicer shall have the option to purchase the Series 2007-A Notes in whole but not in part at a purchase price equal to the Redemption Price for such Payment Date.

          (b) The Servicer shall give the Indenture Trustee at least 20 days' prior written notice of the Payment Date on which the Servicer intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Payment Date, the Servicer shall deposit an amount equal to the sum of (i) the Series 2007-A Excess Funding Amount (in a maximum amount not exceeding the Redemption Price), (ii) the Reserve Account Amount (in a maximum amount not exceeding the Redemption Price), (iii) the amount on deposit in the Principal Account (in a maximum amount not exceeding the Redemption Price) and (iv) the excess, if any, of the Redemption Price over the amounts calculated in clauses (i), (ii) and (iii) into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Redemption Price. The Redemption Price shall be distributed as set forth in Section 8.01.

                                                        Series 2007-A Supplement

                                  ARTICLE VIII

                               Final Distributions

     Section 8.01 Acquisition of Notes Pursuant to Section 10.1 of the Indenture; Distributions pursuant to Section 7.01 of this Series Supplement or
Section 5.4 of the Indenture.

          (a) The amount to be paid by the Seller to the Collection Account with respect to Series 2007-A Notes in connection with a redemption of the Series 2007-A Notes pursuant to Section 10.1(b) of the Indenture shall equal the Redemption Price for the Payment Date on which such redemption occurs.

          (b) With respect to the Redemption Price deposited into the Collection Account pursuant to Section 7.01 or 8.01(a) of this Series Supplement or any amount distributable to the Series 2007-A Noteholders pursuant to
     Section 5.4(a)(iv) or 5.4(b) of the Indenture following a sale of Receivables by the Issuer, the Indenture Trustee shall, not later than 12:00 noon, New York City time, on the Payment Date on which such amounts are deposited (or, if such date is not a Payment Date, on the immediately following Payment Date), based upon information provided by the Servicer (which shall include specific instructions with respect to the following amounts), make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:

          (i) first, (x) an amount equal to the Outstanding Amount of the Class A Notes shall be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Payment Date, (B) any Class A Monthly Interest previously due but not distributed on a prior Payment Date, and (C) the amount of Class A Additional Interest, if any, for such Payment Date and any Class A Additional Interest previously due but not distributed on a prior Payment Date, shall be distributed to the Class A Noteholders;

          (ii) second, (x) an amount equal to the Outstanding Amount of the Class B Notes shall be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Payment Date, (B) any Class B Monthly Interest previously due but not distributed on a prior Payment Date, and (C) the amount of Class B Additional Interest, if any, for such Payment Date and any Class B Additional Interest previously due but not distributed on a prior Payment Date, shall be distributed to the Class B Noteholders;

          (iii) third, an amount equal to the Outstanding Amount of the Class C Notes shall be distributed to the Class C Noteholders; and

          (iv) fourth, any excess will be released to the Residual
     Interestholder.

          (c) Notwithstanding anything to the contrary in this Series Supplement or the Indenture, any distribution made pursuant to Section 8.01(b) shall be deemed to be a final distribution pursuant to Section 2.7(c) of the Indenture with respect to the Series 2007-A Notes.

     Section 8.02 Series Termination. On the Series 2007-A Stated Maturity Date, if the Invested Amount is greater than zero (after giving effect to deposits and distributions otherwise to be made on such Series 2007-A Stated Maturity Date), the Indenture Trustee will sell or cause to be sold on such Series 2007-A Stated Maturity Date in accordance with the Indenture an amount of Principal Receivables (or interests therein) equal to 110% of the Invested Amount on such Series 2007-A Stated Maturity Date

                                                        Series 2007-A Supplement

(after giving effect to such deposits and distributions); provided, however, that in no event shall the amount of Principal Receivables sold exceed the product of the Series 2007-A Allocation Percentage (for the Collection Period in which such Payment Date occurs) and Principal Receivables on such Payment Date. The proceeds from such sale shall be paid first, to the Class A Noteholders until the outstanding principal amount and unpaid interest on the Class A Notes is paid in full; second, to the Class B Noteholders until the outstanding principal amount and unpaid interest on the Class B Notes is paid in full; third, to the Class C Noteholders until the outstanding principal amount and unpaid interest on the Class C Notes is paid in full; and then any remaining proceeds shall be allocated and distributed as Principal Collections in accordance with the terms of Section 4.06. On and after the Termination Date, no distributions will be made pursuant to this Supplement except as otherwise expressly provided for in the Indenture.

                                   ARTICLE IX

                             Other Series Provisions

     Section 9.01 Additional Covenants. Except for the conveyance hereunder to the Indenture Trustee, the Issuer shall not sell, pledge, assign or transfer to any other Person any rights it might have to funds on deposit in the Collection Account, the Principal Account, the Reserve Account or the Excess Funding Account or Investment Proceeds with respect thereto.

     Section 9.02 Tax Treatment of the Series 2007-A Notes. The Issuer and the purchasers of the Class A Notes and Class B Notes intend, and will take all actions consistent with and refrain from any action inconsistent with the intention, that the Class A Notes and Class B Notes be treated as indebtedness which is solely secured by the Collateral for all federal, state, local, and foreign income and franchise tax purposes and that the Issuer be disregarded as an entity separate from the Seller for federal income tax purposes. The Issuer, by entering into this Series Supplement, and each Class A Noteholder and Class B Noteholder, by its acceptance of its Class A Note or Class B Note, as applicable, agrees to treat the Class A Notes and Class B Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Section 9.03 Supplemental Indentures. It is expressly understood by the parties hereto that with respect to Series 2007-A, no action may be taken under
Section 9.1(b) of the Indenture unless the Rating Agency Condition has been satisfied.

     Section 9.04 Waiver of Past Defaults. Any default by the Servicer as described in Section 7.4 of the Agreement may be waived by only by the Control Investors.

     Section 9.05 Restrictions on Transfer.

          (a) No Class A Note or Class B Note (for purposes of this Section 9.05, collectively, the "Transferable Notes") may be sold, transferred or otherwise disposed of except as follows:

          (i) prior to the U.S. Resale Restriction Termination Date, to QIBs purchasing for their own account or for the account of QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A; or

          (ii) to purchasers that are not U.S. persons in "offshore transactions" (within the meaning of Regulation S) in reliance on Regulation S;

                                                        Series 2007-A Supplement
          and, in each case in accordance with all applicable laws and regulations of the United States and the States thereof, and (if applicable) foreign laws and regulations.

          The Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Transferable Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Transferable Note and the provisions of this Series Supplement.

          (b) Notwithstanding any provision to the contrary herein, so long as a Book-Entry Interest remains outstanding with respect to Series 2007-A and is held by or on behalf of the Clearing Agency, transfers of a Book-Entry Interest, in whole or in part, shall only be made in accordance with this
     Section 9.05(b).

          (i) General. Subject to clauses (ii) through (iv) of this Section 9.05(b), transfers of a Book-Entry Interest shall be limited to transfers of such Book-Entry Interest in whole, but not in part, to a nominee of the Clearing Agency or to a successor of the Clearing Agency or such successor's nominee.

          (ii) Regulation S Book-Entry Note to U.S. Restricted Book-Entry Note. If a holder of a beneficial interest in a Regulation S Book-Entry Note wishes to transfer all or a part of its beneficial interest in such Regulation S Book-Entry Note to a Person who wishes to take delivery thereof in the form of a U.S. Restricted Book-Entry Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear, Clearstream, Luxembourg or the Clearing Agency, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a U.S. Restricted Book-Entry Note of the same class of Transferable Notes. Upon receipt by the Registrar, of (A) instructions from Euroclear, Clearstream, Luxembourg or the Clearing Agency, as the case may be, directing the Registrar to cause such U.S. Restricted Book-Entry Note to be increased by an amount equal to such beneficial interest in such Regulation S Book-Entry Note but not less than the minimum denomination applicable to the related class of Transferable Notes and (B) a certificate substantially in the form of Exhibit D hereto stating, among other things, that the transferee acquiring such beneficial interest in a U.S. Restricted Book-Entry Note is a Qualified Institutional Buyer, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then Euroclear, Clearstream, Luxembourg or the Registrar, as the case may be, shall instruct the Clearing Agency to reduce such Regulation S Book-Entry Note by the aggregate principal amount of the beneficial interest in such Regulation S Book-Entry Note to be transferred, increase the U.S. Restricted Book-Entry Note specified in such instructions by an aggregate principal amount equal to such reduction in such principal amount of the Regulation S Book-Entry Note and make the corresponding adjustments to the applicable participants' accounts.

          (iii) U.S. Restricted Book-Entry Note to Regulation S Book-Entry Note. If a holder of a beneficial interest in a U.S. Restricted Book-Entry Note wishes to transfer all or a part of its beneficial interest in such U.S. Restricted Book-Entry Note to a Person who wishes to take delivery thereof in the form of a Regulation S Book-Entry Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear, Clearstream, Luxembourg or the Clearing Agency, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Book-Entry Note of the same class of Transferable Notes. Upon receipt by the Registrar of (A) instructions from Euroclear, Clearstream, Luxembourg or the Clearing Agency, as the case may be, directing as the Registrar, to cause such Regulation S

                                                        Series 2007-A Supplement

     Book-Entry Note to be increased by an amount equal to such beneficial interest in such U.S. Restricted Book-Entry Note but not less than the minimum denomination applicable to the related class of Transferable Notes to be exchanged and (B) a certificate substantially in the form of Exhibit E hereto stating, among other things, that the transferee acquiring such beneficial interest in a Regulation S Book-Entry Note is not a U.S. Person (as defined in Regulation S) and such transfer is being made pursuant to Rule 903 or 904 under Regulation S of the Securities Act, then Euroclear, Clearstream, Luxembourg or the Registrar, as the case may be, will instruct the Clearing Agency to reduce such U.S. Restricted Book-Entry Note by the aggregate principal amount of the beneficial interest in such U.S. Restricted Book-Entry Note to be transferred, increase the Regulation S Book-Entry Note specified in such instructions by an aggregate principal amount equal to such reduction in the principal amount of the U.S. Restricted Book-Entry Note and make the corresponding adjustments to the applicable participants' accounts.

          (iv) Other Exchanges. In the event that a Book-Entry Interest is exchanged for one or more Definitive Notes pursuant to Section 2.12 of the Indenture, such Definitive Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (i) through (iii) above (including certification requirements intended to insure that such transfers comply with Rule 144A or are not to U.S. Persons and or otherwise comply with Regulation S, as the case may be) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

                                    ARTICLE X

                            Miscellaneous Provisions

     Section 10.01 Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

     Section 10.02 Counterparts. This Series Supplement may be executed by the parties hereto in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 10.03 GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                            [signature pages follow]

                                                        Series 2007-A Supplement

     IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                           TEXTRON FINANCIAL FLOORPLAN MASTER
                           NOTE TRUST, as Issuer

                           By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee on behalf of the Trust

                           By:   /s/ Jack Ellerin
                                --------------------------------------------- --
                                Name: Jack Ellerin
                                Title: Vice President

                           TEXTRON FINANCIAL CORPORATION, as Servicer

                           By:    /s/ Eric J. Karlson
                                 -----------------------------------------------
                                 Name: Eric J. Karlson
                                 Title: Managing Director Capital Markets

                           THE BANK OF NEW YORK, not in its individual
                                  capacity but solely as Indenture Trustee

                           By:     /s/ Alan Terezian
                                  ----------------------------------------------
                                  Name: Alan Terezian
                                  Title: Assistant Treasurer

                                                        Series 2007-A Supplement

                                   EXHIBIT A-1

              FORM OF CLASS A SERIES 2007-A FLOATING RATE TERM NOTE
                    [REGULATION S TEMPORARY BOOK-ENTRY NOTE]
                    [REGULATION S PERMANENT BOOK-ENTRY NOTE]
                        [U.S. RESTRICTED BOOK-ENTRY NOTE]

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     [INSERT THE FOLLOWING FOR U.S. RESTRICTED BOOK-ENTRY NOTE]

     [THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS EITHER A "QUALIFIED INSTITUTIONAL BUYER" (A "QUALIFIED INSTITUTIONAL BUYER") (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN, PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST (THE "ISSUER") OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR SUCH INTEREST OR PARTICIPATION AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) THE ISSUER OR ANY OF THE INITIAL PURCHASERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING THIS NOTE OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, (D) TO A PURCHASER THAT IS NOT A U.S. PERSON IN AN "OFFSHORE TRANSACTION" WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT

OF NOT LESS THAN $100,000 OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO, IN EACH OF (A)-(E), ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS NOTE OR SUCH INTEREST OR PARTICIPATION BE AT ALL TIMES WITHIN ITS CONTROL, AND COMPLIANCE WITH THE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION AND WITH THE PROCEDURES SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY OFFER, SALE, OR TRANSFER PURSUANT TO (E) IS SUBJECT TO TE RIGHT OF THE ISSUER AND THE INDENTURE TRUSTEE TO REQUIRE THE DELIVERY OF ANY OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.]

     THIS NOTE (OR A BENEFICIAL INTEREST OR PARTICIPATION HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$100,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST OR PARTICIPATION HEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS OF THE ISSUER FOR PURPOSES OF APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

     THE HOLDER OF THIS NOTE (AND EACH HOLDER OF A BENEFICIAL INTEREST OR PARTICIPATION HEREIN) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THIS NOTE (OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN) WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; OR (II) THE ACQUISITION AND HOLDING OF THIS NOTE (OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     [INSERT THE FOLLOWING FOR REGULATION S TEMPORARY BOOK-ENTRY NOTE]

     [PRIOR TO THE EXPIRATION OF THE 40-DAY `DISTRIBUTION COMPLIANCE PERIOD' (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT")), THIS NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON WITHIN THE MEANING OF REGULATION S, EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE AND THE INDENTURE SUPPLEMENT OR OTHERWISE IN ACCORDANCE WITH REGULATION S.

         THIS NOTE (OR A BENEFICIAL INTEREST OR PARTICIPATION HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$100,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.]

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR US OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST US OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS UNLESS THE HOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66-2/3%) OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS AND EACH SERIES OF NOTES ISSUED BY THE ISSUER HAVE APPROVED SUCH ACTION.

                  TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

Note Number:                                                     $_____________
CUSIP Number:
ISIN Number:

     Textron Financial Floorplan Master Note Trust (herein referred to as the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [ ] ($[ __________ ]), or such greater or lesser amount as determined in accordance with the Indenture, at such times and in such amounts provided below or in the Indenture.

     This Note is one of a duly authorized issue of Class A Floating Rate Term Notes, Series 2007-A (the "Class A Notes") issued and to be issued under the Amended and Restated Indenture dated as of May 26, 2005 (as supplemented by the Series 2007-A Supplement dated as of March 29, 2007 (as such Series 2007-A Supplement may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement") and as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") among the Issuer and The Bank of New York, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee", which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes and the terms upon which the Class A Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Supplement, as the case may be.

     The Issuer promises to pay interest, if any, at the Class A Interest Rate from time to time, on each Payment Date in each case on the outstanding principal balance hereunder until such outstanding principal balance is paid or until the Termination Date as provided in the Supplement. To the extent lawful and enforceable, interest on any Class A Interest Shortfall shall accrue hereon to the extent provided in the Supplement. The interest and other amounts so payable, and punctually paid, on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the last day of the Collection Period preceding such Payment Date.

     The principal of this Note shall be payable on each Payment Date on which funds are permitted or required to be used for such purpose in accordance with the Supplement and the Indenture. The principal of this Note shall be due and payable no later than the Series 2007-A Stated Maturity Date, unless previously repaid prior thereto as described in the Indenture.

     The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer as provided in the Indenture. The payments of principal of, and interest and other amounts with respect to, this Note are subject to the priority of payments as provided in the Indenture and Supplement.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

     Title to Notes shall pass solely by registration in the Register kept by the Registrar, which for the Class A Notes initially shall be the Indenture Trustee.

     No service charge shall be made for any registration of transfer or exchange of this Note, but the Indenture Trustee or any Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

     The Issuer has structured the Indenture and the Class A Notes with the intention that the Class A Notes will qualify under applicable tax law as indebtedness, and the Issuer, the Residual Interestholder, the Servicer and each Holder of a Class A Note or holder of any interest in a Class A Note by acceptance of its Class A Note (or interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A Notes (or interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measure by income, as indebtedness. Each Holder of a Class A Note agrees that it will cause any holder of an interest therein acquiring such interest through it to comply with the Indenture as to treatment as indebtedness for certain tax purposes.

     For the avoidance of doubt, this Note has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall U.S. Bank Trust National Association in its individual capacity have any liability with respect to the obligations hereunder as to all of which recourse shall be had solely to the assets of the Issuer as provided in the Indenture.

     AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed by its officer thereunto duly authorized.

                                     TEXTRON FINANCIAL FLOORPLAN MASTER NOTE
                                     TRUST, as Issuer

                                     By:  U.S. Bank Trust National Association,
                                     not in its individual capacity but solely
                                     as Owner Trustee

                                     By:
                                          ______________________________________
                                         Name:
                                              __________________________________
                                         Title:
                                                ________________________________

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  March 29, 2007

                                     THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

                                     By:
                                          ______________________________________
                                         Name:
                                              __________________________________
                                         Title:
                                                ________________________________

                                   ASSIGNMENT

Social Security or other identifying number of assignee
                                                        ______________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________________                 _____________________________**
                                                Signature Guaranteed:

__________
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                   EXHIBIT A-2

              FORM OF CLASS B SERIES 2007-A FLOATING RATE TERM NOTE
                    [REGULATION S TEMPORARY BOOK-ENTRY NOTE]
                    [REGULATION S PERMANENT BOOK-ENTRY NOTE]
                        [U.S. RESTRICTED BOOK-ENTRY NOTE]

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     [INSERT THE FOLLOWING FOR U.S. RESTRICTED BOOK-ENTRY NOTE]

     [THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS EITHER A "QUALIFIED INSTITUTIONAL BUYER" (A "QUALIFIED INSTITUTIONAL BUYER") (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN, PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST (THE "ISSUER") OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR SUCH INTEREST OR PARTICIPATION AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) THE ISSUER OR ANY OF THE INITIAL PURCHASERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING THIS NOTE OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN EACH CASE IN A PRINCIPAL AMOUNT

OF NOT LESS THAN $100,000, (D) TO A PURCHASER THAT IS NOT A U.S. PERSON IN AN "OFFSHORE TRANSACTION" WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO, IN EACH OF (A)-(E), ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS NOTE OR SUCH INTEREST OR PARTICIPATION BE AT ALL TIMES WITHIN ITS CONTROL, AND COMPLIANCE WITH THE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION AND WITH THE PROCEDURES SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY OFFER, SALE, OR TRANSFER PURSUANT TO (E) IS SUBJECT TO TE RIGHT OF THE ISSUER AND THE INDENTURE TRUSTEE TO REQUIRE THE DELIVERY OF ANY OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.]

     THIS NOTE (OR A BENEFICIAL INTEREST OR PARTICIPATION HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$100,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST OR PARTICIPATION HEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS OF THE ISSUER FOR PURPOSES OF APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

     THE HOLDER OF THIS NOTE (AND EACH HOLDER OF A BENEFICIAL INTEREST OR PARTICIPATION HEREIN) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THIS NOTE (OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN) WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; OR (II) THE ACQUISITION AND HOLDING OF THIS NOTE (OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     [INSERT THE FOLLOWING FOR REGULATION S TEMPORARY BOOK-ENTRY NOTE]

     [PRIOR TO THE EXPIRATION OF THE 40-DAY 'DISTRIBUTION COMPLIANCE PERIOD' (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT")), THIS NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON WITHIN THE MEANING OF REGULATION S, EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE AND THE INDENTURE SUPPLEMENT OR OTHERWISE IN ACCORDANCE WITH REGULATION S.

     THIS NOTE (OR A BENEFICIAL INTEREST OR PARTICIPATION HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$100,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.]

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR US OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST US OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS UNLESS THE HOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66-2/3%) OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS AND EACH SERIES OF NOTES ISSUED BY THE ISSUER HAVE APPROVED SUCH ACTION.

                  TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

Note Number:                                                     $_____________
CUSIP Number:
ISIN Number:

     Textron Financial Floorplan Master Note Trust (herein referred to as the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [ ] ($[ __________ ]), or such greater or lesser amount as determined in accordance with the Indenture, at such times and in such amounts provided below or in the Indenture.

     This Note is one of a duly authorized issue of Class B Floating Rate Term Notes, Series 2007-A (the "Class B Notes") issued and to be issued under the Amended and Restated Indenture dated as of May 26, 2005 (as supplemented by the Series 2007-A Supplement dated as of March 29, 2007 (as such Series 2007-A Supplement may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement") and as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") among the Issuer and The Bank of New York, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee", which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Indenture Trustee and the Holders of the Class B Notes and the terms upon which the Class B Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Supplement, as the case may be.

     The Issuer promises to pay interest, if any, at the Class B Interest Rate from time to time, on each Payment Date in each case on the outstanding principal balance hereunder until such outstanding principal balance is paid or until the Termination Date as provided in the Supplement. To the extent lawful and enforceable, interest on any Class B Interest Shortfall shall accrue hereon to the extent provided in the Supplement. The interest and other amounts so payable, and punctually paid, on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the last day of the Collection Period preceding such Payment Date.

     The principal of this Note shall be payable on each Payment Date on which funds are permitted or required to be used for such purpose in accordance with the Supplement and the Indenture. The principal of this Note shall be due and payable no later than the Series 2007-A Stated Maturity Date, unless previously repaid prior thereto as described in the Indenture.

     The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer as provided in the Indenture. The payments of principal of, and interest and other amounts with respect to, this Note are subject to the priority of payments as provided in the Indenture and Supplement.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

     Title to Notes shall pass solely by registration in the Register kept by the Registrar, which for the Class B Notes initially shall be the Indenture Trustee.

     No service charge shall be made for any registration of transfer or exchange of this Note, but the Indenture Trustee or any Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

     The Issuer has structured the Indenture and the Class B Notes with the intention that the Class B Notes will qualify under applicable tax law as indebtedness, and the Issuer, the Residual Interestholder, the Servicer and each Holder of a Class B Note or holder of any interest in a Class B Note by acceptance of its Class B Note (or interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class B Notes (or interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measure by income, as indebtedness. Each Holder of a Class B Note agrees that it will cause any holder of an interest therein acquiring such interest through it to comply with the Indenture as to treatment as indebtedness for certain tax purposes.

     For the avoidance of doubt, this Note has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall U.S. Bank Trust National Association in its individual capacity have any liability with respect to the obligations hereunder as to all of which recourse shall be had solely to the assets of the Issuer as provided in the Indenture.

     AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed by its officer thereunto duly authorized.

                                     TEXTRON FINANCIAL FLOORPLAN MASTER NOTE
                                     TRUST, as Issuer

                                     By:  U.S. Bank Trust National Association,
                                     not in its individual capacity but solely
                                     as Owner Trustee

                                     By:
                                          ______________________________________
                                         Name:
                                              __________________________________
                                         Title:
                                                ________________________________

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  March 29, 2007

                                     THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

                                     By:
                                          ______________________________________
                                         Name:
                                              __________________________________
                                         Title:
                                                ________________________________

                                   ASSIGNMENT

Social Security or other identifying number of assignee
                                                        ______________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________________                     ________________________**
                                                    Signature Guaranteed:

__________
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                   EXHIBIT A-3

             FORM OF CLASS C SERIES 2007-A PRINCIPAL ONLY TERM NOTE

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR US OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST US OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS UNLESS THE HOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66-2/3%) OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS AND EACH SERIES OF NOTES ISSUED BY THE ISSUER HAVE APPROVED SUCH ACTION.

                  TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

Note Number:                                                   $__________
CUSIP Number:
ISIN Number:


      Textron Financial Floorplan Master Note Trust (herein referred to as the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [ ] ($[ ]), or such greater or lesser amount as determined in accordance with the Indenture, at such times and in such amounts provided below or in the Indenture.

      This Note is one of a duly authorized issue of Class C Principal Only Term Notes, Series 2007-A (the "Class C Notes") issued and to be issued under the Amended and Restated Indenture dated as of May 26, 2005 (as supplemented by the Series 2007-A Supplement dated as of March 29, 2007 (as such Series 2007-A Supplement may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement") and as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") among the Issuer and The Bank of New York, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee", which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Indenture Trustee and the Holders of the Class C Notes and the terms upon which the Class C Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Supplement, as the case may be.

      This Note shall not bear interest.

      The principal of this Note shall be payable on each Payment Date on which funds are permitted or required to be used for such purpose in accordance with the Supplement and the Indenture. The principal of this Note shall be due and payable no later than the Series 2007-A Stated Maturity Date, unless previously repaid prior thereto as described in the Indenture.

      The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer as provided in the Indenture. The payments of principal of, and other amounts with respect to, this Note are subject to the priority of payments as provided in the Indenture and Supplement.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

      Title to Notes shall pass solely by registration in the Register kept by the Registrar, which for the Class C Notes initially shall be the Indenture Trustee. Neither this Note nor any interest herein may be sold, pledged, participated, transferred, disposed of or otherwise alienated (each, a "Transfer"), and the Registrar will not recognize any Transfer or purported Transfer of this Note, unless prior to such Transfer or purported Transfer the Indenture Trustee and the Registrar have received an Opinion of Counsel to the effect that, for federal income tax purposes, such Transfer will not cause the Issuer to be characterized as an association or publicly traded partnership as a corporation. Any Transfer or purported Transfer of this Note in violation of the preceding sentence shall be void ab initio and of no effect.

      No service charge shall be made for any registration of transfer or exchange of this Note, but the Indenture Trustee or any Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

      For the avoidance of doubt, this Note has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall U.S. Bank Trust National Association in its individual capacity have any liability with respect to the obligations hereunder as to all of which recourse shall be had solely to the assets of the Issuer as provided in the Indenture.

      AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

      IN WITNESS WHEREOF, the Issuer has caused this Note to be executed by its officer thereunto duly authorized.

                        TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST, as Issuer

                        By: U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee

                        By:
                            ____________________________________________________

                            Name:
                                 _______________________________________________

                            Title:
                                  ______________________________________________

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  March 29, 2007

                        THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

                        By:
                            ____________________________________________________

                            Name:
                                 _______________________________________________

                            Title:
                                  ______________________________________________

                                   ASSIGNMENT

Social Security or other identifying number of assignee ____________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:______________                        _________________________________**
                                            Signature Guaranteed:

__________

** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargenment or any change whatsoever.

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                   FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

[Euroclear Bank S.A./N.V., as operator of the Euroclear System]

[Clearstream Banking, societe anonyme]

         Re:   TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST
               $[             ]

            Reference is hereby made to the Amended and Restated Indenture dated as of May 26, 2005 between The Bank of New York (the "Indenture Trustee") and Textron Financial Floorplan Master Note Trust (the "Issuer") (as supplemented by the Series 2007-A Supplement, dated as of March 29, 2007, among the Company, Indenture Trustee and Textron Financial Corporation, as servicer, the "Indenture"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

            This is to certify that as of the date hereof, and except as set forth below, the above-captioned [Class A] [Class B] Notes (the "Securities") held by you for our account are beneficially owned by (a) persons that are not U.S. person(s) or (b) Qualified Institutional Buyers. As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

            As used herein, "United States" has the meaning given to it by Regulation S under the Securities Act.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures in any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            This certification excepts and does not relate to $___________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any party in such proceedings.

Date:  ___________,   ___ (1)

__________

(1) Not earlier than 15 days prior to the certification event to which the certification relates.

By:
      _______________________________

As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates.

                                    EXHIBIT D

                  FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                   EXCHANGE FROM REGULATION S BOOK-ENTRY NOTE
                       TO U.S. RESTRICTED BOOK-ENTRY NOTE

[Indenture Trustee or Transfer Agent]
[Address]

Re:   TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST
      $[               ]

      Reference is hereby made to the Amended and Restated Indenture dated as of May 26, 2005 between The Bank of New York (the "Indenture Trustee") and Textron Financial Floorplan Master Note Trust (the "Issuer") (as supplemented by the Series 2007-A Supplement, dated as of March 29, 2007, among the Company, Indenture Trustee and Textron Financial Corporation, as servicer, the "Indenture"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

      This letter relates to __________________ principal amount of [Class A] [Class B] Notes (the "Securities") which are held in the form of the Regulation S [Temporary] [Permanent] Book-Entry Note (CUSIP No.____ ) (ISIN Code ___) [(Common Code ___) with [[Euroclear] Clearstream, Luxembourg]] through The Depository Trust Company by or on behalf of transferor as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its interest in the Securities for a beneficial interest in the U.S. Restricted Book-Entry Note (CUSIP No. ___).

      In connection with such request, and in respect of the Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the dealers of the Securities.

                                             [Insert Name of Transferor]

                                              By:
                                                  _________________________

                                                  Name:
                                                  Title:
Dated: _________________

            The undersigned represents and warrants that it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a Qualified Institutional Buyer, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                                      [Insert Name of Transferee]

                                       By:
                                            ____________________________________

                                            Name:
                                            Title:

Dated: _________________

                                    EXHIBIT E

                          FORM OF TRANSFER CERTIFICATE
                          FOR EXCHANGE OR TRANSFER FROM
                 U.S. RESTRICTED BOOK-ENTRY NOTE TO REGULATION S
                                 BOOK-ENTRY NOTE

[Indenture Trustee or Transfer Agent]
[Address]

Re:   TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST
      $[                    ]

      Reference is hereby made to the Amended and Restated Indenture dated as of May 26, 2005 between The Bank Of New York (the "Indenture Trustee") and Textron Financial Floorplan Master Note Trust (the "Issuer") (as supplemented by the Series 2007-A Supplement, dated as of March 29, 2007, among the Company, Indenture Trustee and Textron Financial Corporation, as servicer, the "Indenture"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

      This letter relates to ______________ principal amount of [Class A] [Class B] Notes (the "Securities") represented by a beneficial interest in the U.S. Restricted Book-Entry Note (CUSIP No.____) held with The Depository Trust Company by or on behalf of [transferor] as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Regulation S [Temporary] [Permanent] Book-Entry Note (CUSIP No._____) (ISIN Code _____) (Common Code _____) to be held [with [Euroclear] [Clearstream, Luxembourg]] through the Depository.

                  In connection with such request and in respect of the Securities, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Securities and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

            (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.] [Include if transfer is to the Regulation S Temporary Book-entry Note:]; and

            (5) upon completion of the transaction, the beneficial interest being transferred as described above will be held with The Depository Trust Company through Euroclear or Clearstream, Luxembourg or both (Common Code ____ [(ISIN Code _____)]).]

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the dealers.

                                             [Insert Name of Transferor]

                                             By:
                                                  ______________________________

                                                  Name:
                                                  Title:

Dated:  ________________

            The undersigned represents and warrants that it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is not a "U.S. Person" within the meaning of Regulation S and is aware that the sale to it is being made in reliance on Rule 903 or 904 under Regulation S and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Regulation S.

                                             [Insert Name of Transferee]

                                             By:
                                                  ______________________________

                                                  Name:
                                                  Title:

Dated: _________________